Exhibit 10.16

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into and effective as of February 27,  2017 (the “First Loan Modification Effective Date”), by and between (i) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 380 Interlocken Crescent, Suite 600, Broomfield, Colorado 80021 (“Bank”), (ii) ATRICURE, INC., a Delaware corporation with its chief executive office located at 7555 Innovation Way, Mason, Ohio 45040 (“Atricure”), (iii)  ATRICURE, LLC, a Delaware limited liability company (“Atricure LLC”) (iv)  ENDOSCOPIC TECHNOLOGIES, LLC, a Delaware limited liability company (“Endoscopic”) and (v) nCONTACT SURGICAL, LLC, a Delaware limited liability company (“nContact”, and together with Atricure, Atricure LLC and Endoscopic, individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of April 25, 2016, evidenced by, among other documents, a certain Second Amended and Restated Loan and Security Agreement dated as of April 25, 2016, between Borrower and Bank (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described (i) in the Loan Agreement; (ii) in a certain Second Amended and Restated Joint Intellectual Property Security Agreement dated as of April 25, 2016 (the “IP Agreement”); and (iii) in a certain Unconditional Guaranty dated as of September 26, 2012, a certain Guarantor Security Agreement, dated as of September 26, 2012 and the Dutch Security Documents, in each case executed by Atricure Europe, B.V., a company organized under the laws of The Netherlands and a wholly owned Subsidiary of Borrower (the documents described in the foregoing clauses (i) through (iii), together with any other collateral security granted to Bank, are collectively referred to as the “Security Documents”).

Hereinafter, the Security Documents, together all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.
A.	Modifications to Loan Agreement.
1	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.9(a) thereof:

“(a)Minimum Revenue.  Minimum revenue, measured monthly on a trailing twelve month basis and determined in accordance with GAAP, of at least the following for the periods indicated below:

Monthly Period Ending	Trailing Twelve Month Revenue
April 30, 2016	$129,305,000.00
May 31, 2016	$131,235,000.00
June 30, 2016	$133,957,000.00
July 31, 2016	$136,886,000.00

August 31, 2016	$138,115,000.00

September 30, 2016	$139,227,000.00
October 31, 2016	$140,432,000.00
November 30, 2016	$142,323,000.00
December 31, 2016	$144,706,000.00

;  provided,  that the foregoing minimum revenue financial covenant will not be tested for any monthly compliance period in which a Streamline Period has been in effect for each day in such monthly compliance period.  Minimum revenue financial covenant levels for the fiscal year commencing January 1, 2017 and thereafter shall be mutually determined by Borrower and Bank on or before February 15 of each fiscal year, based on the Borrower’s annual forecast for each such fiscal year; provided,  that such financial covenant levels shall in any event reflect and require not less than five percent (5.00%) year-over-year organic growth.”

and inserting in lieu thereof the following:

“(a)Minimum Revenue.  Minimum revenue, measured monthly on a trailing twelve month basis and determined in accordance with GAAP, of at least the following for the periods indicated below:

Monthly Period Ending	Trailing Twelve Month Revenue
January 31, 2017	$144,423,000.00
February 28, 2017	$146,214,000.00
March 31, 2017	$148,613,000.00
April 30, 2017	$149,364,000.00
May 31, 2017	$151,000,000.00
June 30, 2017	$153,189,000.00
July 31, 2017	$152,208,000.00
August 31, 2017	$153,930,000.00
September 30, 2017	$157,709,000.00
October 31, 2017	$158,533,000.00
November 30, 2017	$161,691,000.00
December 31, 2017	$162,888,000.00

;  provided,  that the foregoing minimum revenue financial covenant will not be tested for any monthly compliance period in which a Streamline Period has been in effect for each day in such monthly compliance period.  Minimum revenue financial covenant levels for the fiscal year commencing January 1, 2018 and thereafter shall be mutually determined by Borrower and Bank on or before February 15 of each fiscal year, based on the Borrower’s annual forecast for each such fiscal year; provided,  that such financial covenant levels shall in any event reflect and require not less than five percent (5.00%) year-over-year organic growth.”

2	The Loan Agreement shall be amended by deleting the following text appearing as clause (f) of the definition of “Permitted Investments” in Section 13.1 of the Loan Agreement.

“(f)Investments (i) by Borrower in Subsidiaries (other than Foreign Subsidiaries) that are Secured Guarantors; (ii) by Subsidiaries in Borrower; and (iii) Investments of any Borrower in any other Borrower;”

and inserting in lieu thereof the following:

“(f)Investments (i) by Borrower in Subsidiaries (other than Foreign Subsidiaries) that are Secured Guarantors; (ii) by Borrower in Foreign Subsidiaries in the ordinary course of business, consistent with past practices;  (iii) by Subsidiaries in Borrower; and (iv)  by any Borrower in any other Borrower;”

3	The Loan Agreement shall be amended by inserting the following new definition in Section 13.1 thereof, in its applicable alphabetical order:

 “First Loan Modification Effective Date” is February 27, 2017.

4	The Loan Agreement shall be amended by deleting he Compliance Certificate attached as Exhibit B thereto and inserting Exhibit A attached hereto in lieu thereof.

4. CONDITIONS PRECEDENT.  As a condition precedent to the effectiveness of this Loan Modification Agreement and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Loan Modification Agreement, each in form and substance satisfactory to the Bank:

A.	this Loan Modification Agreement duly executed on behalf of each Borrower and signed by way of acknowledgement by Guarantor;
B.

Bank shall have received copies, if necessary, certified by a duly authorized officer of each Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of each Borrower as in effect on the date hereof (but only to the extent changed since last delivered to Bank), (ii) the resolutions of each Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and each Borrower’s performance of all of the transactions contemplated hereby (but only to the extent required by Borrower’s board of directors and/or Operating Documents), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of each Borrower (but only to the extent such officers have changed since the Effective Date);

C.

certified copies, dated as of a recent date, of financing statement and other lien searches of each Borrower, as Bank may request and which shall be obtained by Bank, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such searches will be terminated prior to or in connection with the Loan Modification Agreement;

D.

updated evidence satisfactory to Bank that the insurance policies required for Borrower are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank; and

E.	such other documents as Bank may reasonably request.
5. FEES. Borrower shall reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

6. AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS.  Other than as expressly altered by this Loan Modification Agreement, Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Documents and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11. RIGHT OF SET-OFF.  In consideration of Bank’s agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank  (including a Bank subsidiary) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan.  ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12. CONFIDENTIALITY.  Without limiting Section 12.9 of the Loan Agreement (which is and shall remain in full force and effect), Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower.  The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.

13. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

14. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by each Borrower and Bank.

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This Loan Modification Agreement is executed as of the First Loan Modification Effective Date.

BORROWER:

ATRICURE, INC.		ATRICURE, LLC

By:	/s/ M. Andrew Wade	By:	/s/ M. Andrew Wade
Name:	M. Andrew Wade	Name:	M. Andrew Wade
Title:	SVP and Chief Financial Officer	Title:	SVP and Chief Financial Officer

ENDOSCOPIC TECHNOLOGIES, LLC		nCONTACT SURGICAL, LLC

By:	/s/ M. Andrew Wade	By:	/s/ M. Andrew Wade
Name:	M. Andrew Wade	Name:	M. Andrew Wade
Title:	SVP and Chief Financial Officer	Title:	SVP and Chief Financial Officer

BANK:

SILICON VALLEY BANK

By:	/s/ Tom Hertzberg
Name:	Tom Hertzberg
Title:	Director

The undersigned, M. Andrew Wade, Director of  ATRICURE EUROPE, B.V., a company organized under the laws of The Netherlands and a wholly owned Subsidiary of Borrower, ratifies, confirms and reaffirms, all and singular, the terms and conditions of (i) a certain Unconditional Guaranty dated as of September 26, 2012 (the “Guaranty”) (ii) a certain Guarantor Security Agreement, dated as of September 26, 2012 (the “Guarantor Security Agreement”), and (iii) the Dutch Security Documents (as in effect on the date hereof, the “Dutch Security Documents”), and acknowledges, confirms and agrees that the Guaranty, the Guarantor Security Agreement and the Dutch Security Documents shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

ATRICURE EUROPE, B.V.

By:	/s/ M. Andrew Wade
Name:	M. Andrew Wade
Title:	Managing Director

Exhibit A to First Loan Modification Agreement

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:

FROM: ATRICURE, INC., ATRICURE, LLC,
ENDOSCOPIC TECHNOLOGIES, LLC and nCONTACT SURGICAL, LLC

The undersigned authorized officer of Atricure, Inc. (“Borrower”) certifies for itself and each other Borrower that under the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided,  however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided,  further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Transaction Reports	Non-Streamline: Weekly; Streamline or if no outstanding Advances: monthly within 30 days of month end	Yes No
Monthly payable & receivable items, check registers, general ledger, & reconciliations	Monthly within 30 days of month end	Yes No
Borrower financial statements with Compliance Certificate	Monthly within 30 days of month end	Yes No
Annual financial statement (CPA Audited)	Within 120 days after FYE	Yes No
Annual budgets and projections	Within 30 days after FYE	Yes No

Financial Covenants	Required	Actual	Complies

Maintain as indicated
Minimum Revenue (monthly, on a trailing twelve month basis)	*	$	Yes No
Minimum Liquidity Ratio (when required; monthly)	1.50:1.00	_____:1.00	Yes No
*See Loan Agreement

Performance Pricing/	Streamline Period

Streamline Requirement Met?	See Loan Agreement	Yes No

Yes, interest rate on Advances equal to the Prime Rate

No, interest rate on Advances equal to the Prime Rate plus one and one-quarter percent (1.25%)

Borrower is party to, or bound by, the following material Restricted Licenses that were not previously noted in the Perfection Certificate or a prior Compliance Certificate:

.

Borrower intends to register the following copyrights or mask works with the United States Copyright Office that were not previously noted in a prior Compliance Certificate:

.

Borrower has (i) obtained the following Patents, registered Trademarks, registered Copyrights, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, and (ii) applied for the following Patents and the registration of the following Trademarks; in each case, that were not previously noted in the Perfection Certificate or a prior Compliance Certificate (to be reported on as part of the Compliance Certificate due following the last month of each fiscal quarter):

.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

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ATRICURE, INC. ATRICURE, LLC ENDOSCOPIC TECHNOLOGIES, LLC nCONTACT SURGICAL, LLC By: Name: Title:

BANK USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status:Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:____________________

I.Minimum Revenue (Section 6.9(a))

Required: Achieve minimum revenue, measured monthly on a trailing twelve month basis and determined in accordance with GAAP, of at least the following for the periods indicated below:

Monthly Period Ending	Trailing Twelve Month Revenue
January 31, 2017	$144,423,000.00
February 28, 2017	$146,214,000.00
March 31, 2017	$148,613,000.00
April 30, 2017	$149,364,000.00
May 31, 2017	$151,000,000.00
June 30, 2017	$153,189,000.00
July 31, 2017	$152,208,000.00
August 31, 2017	$153,930,000.00
September 30, 2017	$157,709,000.00
October 31, 2017	$158,533,000.00
November 30, 2017	$161,691,000.00
December 31, 2017	$162,888,000.00

;  provided,  that the foregoing minimum revenue financial covenant will not be tested for any monthly compliance period in which a Streamline Period has been in effect for each day in such monthly compliance period.  Minimum revenue financial covenant levels for the fiscal year commencing January 1, 2018 and thereafter shall be mutually determined by Borrower and Bank on or before February 15 of each fiscal year, based on the Borrower’s annual forecast for each such fiscal year; provided,  that such financial covenant levels shall in any event reflect and require not less than five percent (5.00%) year-over-year organic growth.

Actual: Minimum revenue measured on a trailing twelve month basis:

A.	Borrower’s revenue	$

Has a Streamline Period been in effect for each day in the applicable monthly compliance period?

 No, minimum revenue financial covenant tested  Yes, testing not required

Is line A greater than or equal to $[]?

 No, not in compliance  Yes, in compliance

II.Minimum Liquidity Ratio (Section 6.9(b))

Required:Maintain a minimum Liquidity Ratio of at least 1.50 to 1.00 at all times.

Actual:

A.

Borrower’s unrestricted cash (and Cash Equivalents) held with Bank and its Affiliates (which shall be not less than $15,000,000.00) (for purposes of clarity, the parties acknowledge that Borrower’s cash or Cash Equivalents shall not be considered to be restricted by reason of the fact that they are subject to Bank’s Lien)

$
B.	Borrower’s Eligible Accounts	$
C.	Without duplication, up $4,375,000.00 of Borrower’s Eligible Foreign Accounts	$
D.	Line A plus line B plus line C	$
E.

All Indebtedness of Borrower owed to Bank (exclusive of the undrawn portion of the Revolving Line), including, without limitation or duplication, the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit but excluding the undrawn portion of the Revolving Line)

$
E.	Liquidity Ratio (line C divided by line D)	:1.00

Is line A equal to or greater than $15,000,000.00?

 No, not in compliance  Yes, in compliance

Is line E greater than or equal to 1.50:1.00?

 No, not in compliance  Yes, in compliance

Has line E been greater than or equal to 1.75:1.00 for three consecutive monthly compliance periods (including this monthly compliance period)?

 No, Streamline Period NOT in effect  Yes Streamline Period in effect